Exhibit 10.1

NINTH AMENDMENT TO CREDIT AGREEMENT AND FOURTH AMENDMENT TO LIMITED WAIVER AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT AND FOURTH AMENDMENT TO LIMITED WAIVER AGREEMENT (this “Amendment”), dated as of October 4, 2016, is among GLOBAL POWER EQUIPMENT GROUP INC., a Delaware corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Administrative Agent”), the LENDERS (as defined in the Credit Agreement defined below) signing this Amendment, and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Swingline Lender and in its capacity as Issuing Lender.

RECITALS

A.            The Borrower, the Administrative Agent, the Lenders, the Swingline Lender and the Issuing Lender are parties to that certain Credit Agreement, dated as of February 21, 2012, as amended by that certain First Amendment to Credit Agreement and First Amendment to Security Agreement, dated as of April 25, 2012, that certain Second Amendment to Credit Agreement, dated as of July 19, 2012, that certain Third Amendment and Limited Waiver to Credit Agreement and Second Amendment to Security Agreement, dated as of March 4, 2013, but effective as of December 7, 2012, that certain Lender Joinder Agreement, effective as of December 17, 2013, that certain Fourth Amendment and Limited Waiver to Credit Agreement, dated as of December 22, 2014, that certain Fifth Amendment and Limited Waiver to Credit Agreement, dated as of May 28, 2015, that certain Limited Waiver and Sixth Amendment to Credit Agreement, dated as of June 30, 2015, that certain Limited Waiver and Seventh Amendment to Credit Agreement and Amendment to Other Loan Documents, dated as of August 31, 2015 (the “Original Limited Waiver Agreement”), that certain First Amendment to Limited Waiver and Seventh Amendment to Credit Agreement and Amendment to Other Loan Documents, dated as of December 11, 2015 (the “First Limited Waiver Amendment”), that certain Second Amendment to Limited Waiver and Seventh Amendment to Credit Agreement and Amendment to Other Loan Documents, dated as of March 25, 2016 (the “Second Limited Waiver Amendment”), that certain Third Amendment to Limited Waiver and Seventh Amendment to Credit Agreement and Amendment to Other Loan Documents, dated as of July 22, 2016 (the “Third Limited Waiver Amendment”), and that certain Eighth Amendment to Credit Agreement dated as of August 5, 2016 (the “Eighth Amendment”) (such Credit Agreement, as so amended, the “Credit Agreement”; and the Original Limited Waiver Agreement, as amended by the First Limited Waiver Amendment, the Second Limited Waiver Amendment, the Third Limited Waiver Amendment and the Eighth Amendment, the “Limited Waiver Agreement”).

B.            The Borrower has requested that the Administrative Agent, the Required Lenders, the Swingline Lender and the Issuing Lender agree to amend certain of the provisions of the Credit Agreement and Limited Waiver Agreement pursuant to the terms and conditions of this Amendment, following the occurrence of an additional Waiver Termination Event (as more specifically identified in that certain notice letter from the Administrative Agent to the Borrower dated September 22, 2016).

C.            The Administrative Agent, the Required Lenders, the Swingline Lender and the Issuing Lender are willing to agree to such request of the Borrower subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Administrative Agent, the Required Lenders, the Swingline Lender and the Issuing Lender hereby agree as follows:

1.             DEFINITIONS.  All capitalized terms used in this Amendment (including in the Recitals to this Amendment) which are not expressly defined in this Amendment shall have the meanings given to them in the Credit Agreement.

2.             AMENDMENT TO SECTION 7.1(g) OF THE CREDIT AGREEMENT.  Section 7.1(g) of the Credit Agreement is hereby amended by replacing the date “September 30, 2016” contained therein with the date “November 30, 2016”.

3.             AMENDMENT TO SECTION 1 OF THE LIMITED WAIVER AGREEMENT. The definition of Known Existing Waiver Termination Events contained in Section 1 of the Limited Waiver Agreement is hereby amended and restated in its entirety to read as follows:

“Known Existing Waiver Termination Events” means, collectively, (a) the existing Waiver Termination Events identified in (i) Recitals E, F, G and H of the First Amendment to Limited Waiver and Seventh Amendment to Credit Agreement, (ii) Recital F of the Second Amendment to Limited Waiver and Seventh Amendment to Credit Agreement, and (iii) Recital G of the Third Amendment to Limited Waiver and Seventh Amendment to Credit Agreement, and (b) the existing Waiver Termination Event arising as a result of the Borrower’s failure to maintain Liquidity of not less than the minimum amount required under Section 4(i)(B) this Agreement as of August 28, 2016.

4.             ACKNOWLEDGMENTS OF THE BORROWER.  The Borrower hereby acknowledges and agrees as follows:

(a)           Recitals.  The Recitals to this Amendment are true and correct.

(b)           Loan Documents.  The Credit Agreement, as amended by this Amendment, and each of the other Loan Documents are the legal, valid and binding agreements of each Credit Party which is a party thereto, enforceable against such Credit Party in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditor’s rights in general and the availability of equitable remedies, regardless of whether considered in a proceeding in equity or at law.

(c)           Obligations.  As of the date hereof, the Obligations of the Credit Parties under the Loan Documents are not subject to any restriction, setoff, deduction, claim, counterclaim or defense of any kind or character whatsoever.

(d)           Outstanding Principal in respect of the Revolving Credit Loans and the L/C Obligations.  The outstanding principal balance of the Revolving Credit Loans and the L/C Obligations as of September 27, 2016 are as set forth on Schedule A attached to this Amendment and made a part of this Amendment.

5.             REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its execution and delivery of this Amendment, the Borrower represents and warrants that, as of the date hereof:

(a)           other than the representations and warranties with respect to the previously delivered financial statements for Fiscal Year 2012, Fiscal Year 2013, Fiscal Year 2014 and Fiscal Year 2015, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, on and as of the date hereof as made on and as of such date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects on and as of the date hereof as if made on and as of such date, (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects as of such earlier date);

(b)           no event has occurred and is continuing which constitutes a Default or an Event of Default except for the Known Existing Events of Default (as defined in the Limited Waiver Agreement) and the Anticipated Events of Default (as defined in the Limited Waiver Agreement) and no event has occurred and is continuing which constitutes a Waiver Termination Event (as defined in the Limited Waiver Agreement) except for the Known Existing Waiver Termination Events (as defined in the Limited Waiver Agreement, as amended hereby);

(c)           (i) the Borrower and each other Credit Party has full power and authority to execute and deliver this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower and each other Credit Party, and (iii) each of the Credit Agreement, as amended by this Amendment, the Limited Waiver Agreement, as amended by this Amendment, and each other Loan Document constitutes the legal, valid and binding obligations of the Borrower and the other Credit Parties party thereto, enforceable against the Borrower or such Credit Party, as applicable, in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies, regardless of whether considered in a proceeding in equity or at law;

(d)           neither the execution, delivery and performance of this Amendment, nor the consummation of any transactions contemplated herein, will conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower or any other Credit Party is a party or by which any of its properties may be bound or any Governmental Approval relating to the Borrower or to any Credit Party, except to the extent such conflict, breach or default, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; and

(e)           no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not already obtained (including the Board of Directors (or other similar governing body) of the Borrower and of each other Credit Party) is required for the execution, delivery or performance of this Amendment by the Borrower and the other Credit Parties.

6.             CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.  This Amendment shall be effective upon satisfaction of each of the following conditions precedent to the satisfaction of the Administrative Agent:

(a)           the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Administrative Agent, the Required Lenders, the Swingline Lender and the Issuing Lender;

(b)           the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower and duly acknowledged and agreed to by each Subsidiary Guarantor;

(c)           the Administrative Agent shall have received from the Borrower the payment of all costs and fees of the Administrative Agent which are unpaid and invoiced prior to the date of this Amendment, including those costs and fees related to travel costs and expenses, appraisals of real estate, appraisals of machinery and equipment, environmental reports, title insurance, legal fees and expenses and other out-of-pocket expenses; and

(d)           the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

7.             REFERENCES.

(a)           Each reference in the Credit Agreement to “this Agreement” or words of like import and each reference in any other Loan Document to the “Credit Agreement” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment. Each reference in the Limited Waiver Agreement to “this Agreement” or words of like import and each reference in any other Loan Document to the “Limited Waiver Agreement” or words of like import shall mean and be a reference to the Limited Waiver Agreement, as amended by this Amendment.

(b)           The Credit Agreement, as amended by this Amendment, the Limited Waiver Agreement, as amended by this Amendment, and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed.

8.             RELEASE.  As a material part of the consideration for the Administrative Agent, the Required Lenders, the Swingline Lender and the Issuing Lender entering into this Amendment, the Borrower and each Subsidiary Guarantor (collectively, the “Releasors”) agree as follows (the “Release Provision”):

(a)           The Releasors, jointly and severally, hereby release and forever discharge the Administrative Agent, the Swingline Lender, the Issuing Lender, each Lender and the Administrative Agent’s, the Swingline Lender’s, Issuing Lender’s and each Lender’s predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys and other professionals, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever and whether arising at law or in equity, presently possessed, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, presently accrued, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted arising out of, arising under or related to the Loan Documents (collectively, the “Claims”), that Releasors may have or allege to have against any or all of the Lender Group and that arise from events occurring before the date hereof.

(b)           The Releasors agree not to sue any of the Lender Group nor in any way assist any other person or entity in suing the Lender Group with respect to any of the Claims released herein.  The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

(c)           The Releasors acknowledge, warrant, and represent to Lender Group that:

(i)            The Releasors have read and understand the effect of the Release Provision.  The Releasors have had the assistance of independent counsel of their own choice, or have had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for Releasors has read and considered the Release Provision and advised Releasors with respect to the same.  Before execution of this Amendment, the Releasors have had adequate opportunity to make whatever investigation or inquiry they may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii)           The Releasors are not acting in reliance on any representation, understanding, or agreement not expressly set forth herein.  The Releasors acknowledge that Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)         The Releasors have executed this Amendment and the Release Provision thereof as a free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person or entity.

(iv)          The Releasors are the sole owners of the Claims released by the Release Provision, and the Releasors have not heretofore conveyed or assigned any interest in any such Claims to any other person or entity.

(d)           The Releasors understand that the Release Provision was a material consideration in the agreement of the Administrative Agent, Swingline Lender, Issuing Lender and each Lender to enter into this Amendment.

(e)           It is the express intent of the Releasors that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of Lender Group so as to foreclose forever the assertion by the Releasors of any Claims released hereby against Lender Group.

(f)            If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.

(g)           The Releasors acknowledge that they may hereafter discover facts in addition to or different from those that they now know or believe with respect to the Claims released herein, but the Releasors expressly shall have and intend to fully, finally and forever have released and discharged any and all such Claims.  The Releasors expressly waive any provision of statutory or decisional law to the effect that a general release does not extend to Claims that the releasing party does not know or suspect to exist in such party’s favor at the time of executing the release.

9.             COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

10.          SUBSIDIARY GUARANTORS’ ACKNOWLEDGMENT AND AGREEMENT.  By signing below, each Subsidiary Guarantor (a) acknowledges, consents and agrees to this Amendment,

(b) acknowledges and agrees to any amendment to its obligations in respect of the Subsidiary Guaranty Agreement made pursuant to this Amendment, (c) acknowledges and agrees that its obligations in respect of the Subsidiary Guaranty Agreement and the Security Agreement are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (d) ratifies and confirms its obligations under the Subsidiary Guaranty Agreement and the Security Agreement, and (e) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Subsidiary Guaranty Agreement, the Security Agreement or any other Loan Documents or Obligations.

11.          EXECUTION IN COUNTERPARTS.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

12.          GOVERNING LAW.  This Amendment and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

13.          WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

14.          HEADINGS.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

15.          ENTIRE AGREEMENT.  THIS AMENDMENT IS A LOAN DOCUMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS, AS AMENDED, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this Amendment is executed as of the date first set forth above.

BORROWER:

GLOBAL POWER EQUIPMENT GROUP INC.

By:	/s/ Craig Holmes
Name:	Craig Holmes
Title:	SVP Finance

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, the Issuing Lender and Lender

By:	/s/ Kristine B. Netjes
Name:	Kristine B. Netjes
Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY,
as Lender

By:	/s/ Mitch Turknett
Name:	Mitch Turknett
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Joseph T. Nash
Name:	Joseph T. Nash
Title:	Underwriting Senior Associate

ACKNOWLEDGED AND AGREED TO:

AS SUBSIDIARY GUARANTORS:

WILLIAMS INDUSTRIAL SERVICES GROUP, L.L.C.
BRADEN MANUFACTURING, L.L.C.
WILLIAMS INDUSTRIAL SERVICES, LLC
WILLIAMS SPECIALTY SERVICES, LLC
WILLIAMS PLANT SERVICES, LLC
CONSTRUCTION & MAINTENANCE PROFESSIONALS, LLC
WILLIAMS GLOBAL SERVICES, INC.
KOONTZ-WAGNER CUSTOM CONTROLS HOLDINGS LLC
GPEG, LLC
HETSCO HOLDINGS, INC.
HETSCO, INC.
GLOBAL POWER TECHNICAL SERVICES, INC.
BRADEN HOLDINGS, LLC
GLOBAL POWER PROFESSIONAL SERVICES INC.
BRADEN CONSTRUCTION SERVICES, INC.
STEAM ENTERPRISES LLC

By:	/s/ Erin Gonzalez
Name:	Erin Gonzalez
Title:	VP and Treasurer